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                                                                Exhibit 4.4


                            PAINE WEBBER GROUP INC.
                    1994 Non-Employee Directors' Stock Plan

- -------------------------------------------------------------------------------

      DEFERRAL ELECTION FORM FOR 1994 STOCK GRANT AND BALANCE OF 1994 FEES

- -------------------------------------------------------------------------------


                   This Form Must Be Filed Before MAY 5, 1994



This Deferral Election Form sets forth my irrevocable election under the 1994 Non-Employee Directors' Stock Plan to defer shares and cash compensation specified below in the form of Deferred Stock, subject to the terms, definition of terms, and conditions of the Plan which are incorporated herein by reference.

         1994 STOCK GRANT OF 375 SHARES

         o       _________   % of the total 375 share grant
* is to be deferred and credited as       Deferred Stock to my deferral account,


         BALANCE OF 1994 FEES FOR BOARD AND COMMITTEE SERVICE IN CALENDAR 1994

         o       _________  % of such fees otherwise payable after May 5th,
                            1994 in cash are to be deferred and credited to my deferral account in Deferred Stock


         DIVIDEND EQUIVALENTS

         o       _________  % of the dividend equivalents on 1994 Deferred
                            Stock in my deferral account are to be credited to my deferral account for reinvestment in additional Deferred Stock, and

         o       _________  % of the dividend equivalents on 1994 Deferred
                            Stock in my deferral account are to be paid directly to me





__________________________________

*        Any fraction of a share will be rounded up to a full share.
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MY PERIOD OF DEFERRAL SHALL EXPIRE AT THE EARLIEST TIME SPECIFIED BELOW
(complete any that apply):

_________        Upon my retirement or other cessation of service as a Director of Paine Webber Group Inc., in which case I elect to receive the shares of 1994 Deferred Stock credited to my deferral account as follows (check one):

                 _______ 100% of the shares (check one)

                         _______ as promptly as practicable after such event, or

                         _______ on the January 1st after such event; or

                 _______ Commencement of ______ annual installment payments*
                         (up to 10 annual installment payments permitted) (check one)

                         _______ as of 30 days after such event, or

                         _______ as of the January 1st after such event.

OR

_________        In January of ______ (year), I elect to receive _____% of
                 the 1994 Deferred Stock credited to my deferral account*,

_________        In January of ______ (year), I elect to receive _____% of the
                 1994 Deferred Stock credited to my deferral account*, and

_________        I elect to receive any remaining Deferred Stock in my deferral account in the January after my retirement or other cessation of service as a Director of Paine Webber Group Inc., in which case I elect to receive settlement of my Deferral Account as follows (check one):

                 _______ 100% of the shares (check one)

                         _______ as promptly as practicable after such event, or

                         _______ on the January 1st after such event; or

                 _______ Commencement of ______ annual installment payments*
                         (up to 10 installment payments permitted) (check one)

                         _______ as of 30 days after such event, or

                         _______ as of the January 1st after such event.

Irrespective of the above elections regarding the timing of share delivery, all Deferred Stock credited to my deferral account will be delivered to me in the event of a change in control or to my estate or designated beneficiaries in the event of my death.





__________________________________

*        Any fraction of a share will be paid in cash.
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ACKNOWLEDGEMENT BY DIRECTOR

                             Signature of
                             Director
                                          ---------------------------------

                             Printed Name
                             of Director
                                          ---------------------------------


                             Social Security
                             Number
                                          ---------------------------------


                             Date
                                          ---------------------------------



AGREEMENT OF PAINE WEBBER GROUP INC.

Paine Webber Group Inc. hereby acknowledges receipt of this Deferral Election Form and agrees that it has been validly filed.

                             PAINE WEBBER GROUP INC.

                             Name
                                          ---------------------------------

                             Title
                                          ---------------------------------

                             Date
                             Received
                                          ---------------------------------

                            PAINE WEBBER GROUP INC.
                    1994 Non-Employee Directors' Stock Plan

- -------------------------------------------------------------------------------

  DEFERRAL ELECTION FORM FOR STOCK GRANTS AND FEES TO BE EARNED IN 1995 AND
                                 THEREAFTER*

- -------------------------------------------------------------------------------


                  This Form Must Be Filed Before JUNE 30, 1994


This Deferral Election Form sets forth my irrevocable election under the 1994 Non-Employee Directors' Stock Plan to defer shares and cash compensation specified below in the form of Deferred Stock, subject to the terms, definition of terms, and conditions of the Plan which are incorporated herein by reference.

            ANNUAL STOCK GRANTS OF 375 SHARES

            o    ______ % of the total annual 375 share grant** is to be
                        deferred and credited as Deferred Stock to my deferral account.


            ANNUAL FEES FOR BOARD AND COMMITTEE SERVICE

            o    ______ % of such annual fees otherwise payable currently in cash are to be deferred and credited to my deferral account in Deferred Stock.


            DIVIDEND EQUIVALENTS

            o    ______ % of the dividend equivalents on Deferred Stock in my deferral account are to be credited to my deferral account for reinvestment in additional Deferred Stock, and

            o    ______ % of the dividend equivalents on Deferred Stock
                        credited to my deferral account are to be paid directly to me.





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*     Until changed or revoked by future filing.
**    Any fraction of a share will be rounded up to a full share.
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MY PERIOD OF DEFERRAL SHALL EXPIRE AT THE EARLIEST TIME SPECIFIED BELOW
(complete any that apply):

______ Upon my retirement or other cessation of service as a Director of Paine Webber Group Inc., in which case I elect to receive the shares of Deferred Stock credited to my deferral account as follows (check one):

             _____ 100% of the shares (check one)

                   ______ as promptly as practicable after such event, or

                   ______ on the January 1st after such event; or

             _____ Commencement of ______ annual installment payments* (up to
                   10 annual installment payments permitted) (check one)

                   ______ as of 30 days after such event, or

                   ______ as of the January 1st after such event.

OR

______ In January of _________ (year), I elect to receive _____% of the Deferred Stock credited to my deferral account*,

______ In January of ____(year), I elect to receive _____% of the Deferred Stock credited to my deferral account*, and/or

______ I elect to receive any remaining Deferred Stock in my deferral account after my retirement or other cessation of service as a Director of Paine Webber Group Inc., in which case I elect to receive settlement of my Deferral Account as follows (check one):

             _____ 100% of the shares (check one)

                   ______ as promptly as practicable after such event, or

                   ______ on the January 1st after such event; or

             _____ Commencement of ______ annual installment payments* (up to
                   10 installment payments permitted) (check one)

                   ______ as of 30 days after such event, or

                   ______ as of the January 1st after such event.

Irrespective of the above elections regarding the timing of share delivery, all Deferred Stock credited to my deferral account will be delivered to me in the event of a change in control or to my estate or designated beneficiaries in the event of my death.






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*     Any fraction of a share will be paid in cash.
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ACKNOWLEDGEMENT BY DIRECTOR


                                Signature of
                                Director
                                              -------------------------------


                                Printed Name
                                of Director
                                              -------------------------------


                                Social Security
                                Number
                                              -------------------------------


                                Date
                                              -------------------------------




AGREEMENT OF PAINE WEBBER GROUP INC.

Paine Webber Group Inc. hereby acknowledges receipt of this Deferral Election Form and agrees that it has been validly filed.


                                PAINE WEBBER GROUP INC.

                                Name
                                          -----------------------------------

                                Title
                                          -----------------------------------

                                Date
                                Received  -----------------------------------